Supplement to the currently effective Statement of Additional Information for each of the listed funds:
--------------------------------------------------------------------------------
Scudder California Tax-Free Income Fund
Scudder New York Tax Free Income Fund


The following amends information for each Fund's Statement of Additional Information regarding the reinvestment of dividends:

Dividends

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash. The Fund will reinvest dividend checks (and future dividends) in shares of the same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.













November 4, 2002


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